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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 9, 2000

                             TranSwitch Corporation
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                  Three Enterprise Drive, Shelton, Connecticut
             -----------------------------------------------------
                    (Address of principal executive offices)

                                      06484
             -----------------------------------------------------
                                   (Zip Code)

                                 (203) 929-8810
             -----------------------------------------------------
               Registrant's telephone number, including area code


          Delaware                        0-25996                06-1236189
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(State or other jurisdiction       (Commission File Number)    (IRS Employer
     of Incorporation)                                        Identificaton No.
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ITEM 5.   Other Events.
          ------------

     On May 9, 2000, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

99.1             Press Release of the Company dated May 9, 2000.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



May 23, 2000                        By /s/ Michael F. Stauff
                                       --------------------------
                                       Michael F. Stauff
                                       Chief Financial Officer

                                       3
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                                 Exhibit Index
                                 -------------
Exhibit No.  Description                                          Page No.
-----------  -----------                                          --------

99.1         Press Release of the Company dated May 9, 2000.          5

                                       4